SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 19, 2006

                          GALES INDUSTRIES INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                          000-29245                         20-4458244
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State of                          Commission                        IRS Employer
Incorporation                     File Number                       I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION and

ITEM 7.01 REGULATION FD DISCLOSURE.

      The following information is furnished under Item 2.02 - Results of Operations and Financial Condition, and Item 7.01 - Regulation FD Disclosure:

      On April 19, 2006, Gales Industries Incorporated issued a press release announcing its financial results for the year ended December 31, 2005. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

EXHIBIT

99.1 Press Release, dated April 19, 2006, of Gales Industries Incorporated announcing its financial results for the year ended December 31, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2006

                                        GALES INDUSTRIES INCORPORATED


                                        By: /s/ Michael A. Gales
                                            ------------------------------------
                                            Michael A. Gales, Executive Chairman


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

EXHIBIT INDEX

99.1 Press Release, dated April 19, 2006, of Gales Industries Incorporated announcing its financial results for the year ended December 31, 2005.


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